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NAVTECH, Inc. and SUBSIDIARIES
EXHIBIT 32
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                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

                           AND CHIEF FINANCIAL OFFICER

                                   PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned hereby certify,  pursuant to, and as required by, 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Navtech, Inc. (the "Company") on Form 10-QSB for period ended April 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: June 14, 2004                        /s/ David Strucke
                                            ------------------------------------
                                            David Strucke
                                            Chief Executive Officer


                                            /s/ Gordon Heard
                                            ------------------------------------
                                            Gordon Heard
                                            Chief Financial Officer